Consolidated Companies and Business Acquired and Divested - The assets and liabilities recognised as a result of the acquisition (Details) - Payvision Holding BV [Member] € in Millions	Mar. 13, 2018 EUR (€)
Disclosure of detailed information about business combination [line items]
Cash and balances with central banks	€ 116
Loans and advances to banks	32
Financial assets at fair value through Other Comprehensive Income	2
Property and equipment	3
Intangible assets	125
Other Assets	17
Total, Assets acquired as of acquisition date	295
Customer deposits	1
Current tax liability	2
Deferred tax liability	30
Other liabilities	166
Total, Liabilities acquired as of acqusition date	199
Net identifiable assets	97
Less: non-controlling interest	24
Net identifiable assets acquired	€ 72